UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014

VERITEQ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 CONGRESS PARK DRIVE, SUITE 200 DELRAY BEACH, FLORIDA		33445
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-846-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

VeriTeQ Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders (the "Meeting") on December 18, 2014, at 9:00 A.M., Eastern Standard Time.  The Meeting was held at the Company's principal office at 220 Congress Park Drive, Suite 200, Delray Beach, Florida 33445.

Eight proposals were presented for consideration and were adopted by the Company's stockholders at the Meeting:

1.           The election of two Director nominees to hold office until the 2017 annual meeting of stockholders;

2.           The approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares that the Company is authorized to issue from 500 million to 10 billion;

3.           The approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the par value of the Company’s common stock from $0.01 per share to $0.00001 per share;

4.           Approval granting discretionary authority to the Board of Directors, for a period of twelve months after the date the Company’s stockholders approve the proposal, to effect a reverse split of the issued and outstanding Common Stock of the Company, at a ratio not to exceed 1-for-1000, or to determine not to proceed with the reverse stock split;

5.           A proposal to amend the Company’s 2014 Stock Incentive Plan to increase the number of shares reserved under the plan from 50 million to 500 million;

6.           A non-binding, advisory proposal to approve the Company’s compensation to its named executive officers;

7.           A non-binding, advisory proposal on the frequency of holding future non-binding, advisory votes to approve the Company’s compensation to its named executive officers; and

8.           Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

On all matters which came before the Meeting, holders of the Company’s common stock and its preferred stock (voting on an as-converted basis) were entitled to one vote for each share of stock held. There were 217,858,803 shares of our common stock outstanding and 1,841 shares of our preferred stock outstanding (representing 760,743,802 shares voting on an as-converted basis) as of November 10, 2014, the record date for the Meeting. A total of 908,766,262 shares of common and preferred stock (voting on an as-converted basis) were represented in person or by proxy at the Meeting, which was sufficient to constitute a quorum for the purpose of transacting business at the Meeting.

The number of votes cast for and withheld, as well as the number of broker non-votes, as to Proposal One is as follows:

1. Proposal to elect two Director nominees to hold office until the Company’s 2017 annual meeting of stockholders	Votes For	Votes Withheld	Broker Non-Votes
Ned L. Siegel	787,089,948	1,521,778	120,154,536
Shawn A. Wooden	786,224,783	2,386,943	120,154,536

The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each of Proposals Two, Three, Four, Five, Six and Eight submitted to Stockholders is as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue to from 500 million to 10 billion	847,793,218	41,851,893	19,121,151	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
3. Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reduce the par value of the Company’s common stock from $0.01 per share to $0.00001 per share	778,855,178	8,254,158	1,502,390	120,154,536

	Votes For	Votes Against	Abstentions	Broker Non-Votes
4. Proposal to grant discretionary authority to the Company’s Board of Directors, for a period of 12 months after the date the proposal is approved, to effect a reverse split of the issued and outstanding Common Stock in a ratio not to exceed 1-for-1000, or to determine not to proceed with the reverse stock split	856,623,909	48,470,378	3,671,975	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
5. Proposal to amend the Company’s 2014 Stock Incentive Plan to increase the number of shares reserved under the plan from 50 million to 500 million	778,593,168	9,721,685	296,873	120,154,536

	Votes For	Votes Against	Abstentions	Broker Non-Votes
6. Non-binding, advisory proposal to approve the Company’s compensation to its named executive officers	778,632,673	9,730,392	248,661	120,154,536

	Votes For	Votes Against	Abstentions	Broker Non-Votes
8. Proposal to ratify the engagement of EisnerAmper as the Company’s Independent Registered Public Accountant for the year ending December 31, 2014	894,095,907	5,314,535	9,355,820	N/A

The number of votes cast, as well as the number of abstentions, with respect to Proposal Seven is as follows:

	Votes For One Year	Votes for Two Years	Votes for Three Years	Abstentions
Non-binding, advisory proposal on the frequency of holding non-binding, advisory proposals on executive compensation	12,907,460	2,302,290	771,901,924	1,500,052

The foregoing results of voting are considered final. The Board of Directors has determined to establish a practice of submitting proposals to Stockholders to determine the frequency of non-binding, advisory proposals on executive compensation every three years. The next non-binding proposal to determine the frequency of holding non-binding, advisory proposals on executive compensation will be presented to Stockholders at the 2017 annual meeting of Stockholders.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2014, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue to 10 billion, and to reduce the par value of the Company’s common stock to $0.00001 per share.  A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	3.1	Amended and Restated Certificate of Incorporation of VeriTeQ Corporation dated December 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriTeQ Corporation

Date: December 22, 2014	/s/ Michael E. Krawitz

Michael E. Krawitz
Chief Legal and Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of VeriTeQ Corporation dated December 18, 2014